UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2013

XSTELOS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-54646	22-3439443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 Fifth Avenue, Suite 2260, New York, New York		10020
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 729-4962

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

A Special Meeting of stockholders was held on December 23, 2013 (the “Special Meeting”).  The following two matters were put forth to the stockholders to be voted on: (1) an amendment to the Certificate of Incorporation of Xstelos Holdings, Inc. (the “Company”) to effect a 1-for-2,000 reverse stock split (the “Reverse Stock Split”) of the Company’s outstanding stock; and (2) an amendment the Certificate of Incorporation of the Company to effect, immediately following the Reverse Stock Split, a 2,000-for-1 forward stock split of the Company’s outstanding common stock (the “Forward Stock Split” and together with the Reverse Stock Split, the “Reverse/Forward Stock Split”).

Each of the matters submitted to a vote of the Company’s stockholders at the Special Meeting was approved by the requisite vote of the Company’s stockholders. Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter.

Proposal	For	Against	Abstain	Broker Non-Votes
Amendment of the Certificate of Incorporation to effect a 1-for-2,000 reverse stock split of the Company’s outstanding common stock.	18,731,661	4,084,057	5,691	-
Amendment of the Certificate of Incorporation to effect 2,000-for-1 forward stock split of the Company’s outstanding common stock.	18,575,471	4,083,493	6,586	-

Copies of the two amendments to the Certificate of Incorporation are attached hereto as Exhibits 3.1 and 3.2.

Item 8.01.    Other Events.

The Reverse/Forward Stock Split transaction reduced the number of record holders of the Company’s common stock to less than 300, enabling the Company to file a Certification and Notice of Termination of Registration on a Form 15 (the “Form 15”) with the Securities and Exchange Commission (the “Commission”) to suspend its obligation to file reports and other information with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company expects to file a Form 15 shortly with the Commission and, accordingly, will no longer file Form 10-Ks, Form 10-Qs, Form 8-Ks and proxy statements with the Commission.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Xstelos Holdings, Inc., dated December 23, 2013 regarding the Reverse Stock Split.
3.2	Certificate of Amendment to the Certificate of Incorporation of Xstelos Holdings, Inc., dated December 23, 2013 regarding the Forward Stock Split.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

December 24, 2013
XSTELOS HOLDINGS, INC.

	By:	/s/ Jonathan M. Couchman
		Name:	Jonathan M. Couchman
		Title:	President, Chief Executive Officer, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Xstelos Holdings, Inc., dated December 23, 2013 regarding the Reverse Stock Split.
3.2	Certificate of Amendment to the Certificate of Incorporation of Xstelos Holdings, Inc., dated December 23, 2013 regarding the Forward Stock Split.